Exhibit 10.31

[FINAL VERSION]

INTERNATIONAL STEM CELL CORPORATION

SUBSCRIPTION AGREEMENT

November [—], 2012

International Stem Cell Corporation

5950 Priestly Drive

Carlsbad, CA 92008

The undersigned (the “Purchaser”) hereby confirms its agreement with International Stem Cell Corporation, a Delaware corporation (the “Issuer”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Issuer and the Purchaser. Capitalized terms utilized in this Agreement and not defined herein shall have the meanings ascribed to them in the Placement Agent Agreement (as defined on Annex I hereto).

2. The Issuer has authorized the sale and issuance to certain purchasers of up to an aggregate of (i) [—] shares (the “Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of the Issuer, and (ii) warrants (the “Warrants”) to purchase up to [—] shares of Common Stock. Purchasers of the Common Stock will receive a Warrant to purchase one share of Common Stock for every two shares of Common Stock that they purchase in the offering. The terms and conditions of the Warrants are set forth in a warrant agreement, the form of which is attached as Exhibit A hereto. The Shares issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

3. The Issuer and the Purchaser agree that the Purchaser will purchase from the Issuer and the Issuer will issue and sell to the Purchaser the Shares and Warrants set forth on the signature page below. The Shares are being purchased for a purchase price of $[—] per Share (the “Purchase Price”). No additional consideration will be paid for the Warrants. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

4. The offering and sale of the Securities (the “Offering”) are being made pursuant to: (a) an effective Registration Statement on Form S-1 (Filing No. 333-184493) (the “Registration Statement”) filed by the Issuer with the Securities and Exchange Commission (the “Commission”), including the Preliminary Prospectus contained therein (the “Preliminary Prospectus”), and (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed, if required, with the Commission and delivered to the Purchaser on or prior to the date hereof (each, an “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Issuer.

5. The Shares purchased by the Purchaser shall be delivered to the Purchaser by crediting the account of the Purchaser’s prime broker (as specified by the Purchaser on the signature page below) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system. On the Closing Date (as defined on Annex I hereto), the Purchaser’s prime broker shall initiate a DWAC transaction using its DTC participant identification number. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Purchaser by the Placement Agent. Simultaneously with the delivery to the Issuer by the Escrow Agent of the funds held in escrow pursuant to the Escrow Agreement, the Issuer shall direct Securities Transfer Corporation, the Issuer’s transfer agent (the “Transfer Agent”) to credit the Purchaser’s account with the Shares pursuant to the information contained in the DWAC.

6. The Purchaser represents that it has received (or otherwise had made available to it by the filing by the Issuer of an electronic version thereof with the Commission) the Prospectus, the documents incorporated by reference therein, and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Purchaser acknowledges that, prior to delivering this Agreement to the Issuer, the Purchaser will have received certain additional information regarding the Offering, including final pricing information (the “Offering Information”). Such information may be provided to the Purchaser by any means permitted under the Securities Act.

7. No offer by the Purchaser to buy Shares and Warrants will be accepted and no part of the Purchase Price will be delivered to the Issuer until the Purchaser has received the Disclosure Package and the Offering Information and the Issuer has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Issuer (or Placement Agent on behalf of the Issuer) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Purchaser has been delivered the Disclosure Package and the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Issuer. The Purchaser understands and agrees that the Issuer, in its sole discretion, reserves the right to accept or reject this subscription for Shares and Warrants, in whole or in part.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2012

Purchaser:

[ ]

By:
Name:
Title:

Address:

Name and address of registered holder (if different):

[ ]

By:
Name:
Title:

Address:

Number of Shares and Warrants Purchased

Number of Shares: [—]

Number of Warrant Shares: [—]*

Purchase Price Per Share: $[—]

Aggregate Purchase Price: $[—]

*	The Purchase Price for the Shares includes a Warrant to purchase one share of Common Stock for every two Shares purchased.

Delivery of Shares

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE ISSUER, THE PURCHASER SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE PURCHASER TO THE FOLLOWING ACCOUNT PURSUANT TO THE TERMS OF THE ESCROW AGREEMENT:

[Insert account information for Escrow Agent]

IT IS THE PURCHASER’S RESPONSIBILITY TO: (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER.

Prime Broker Delivery Information

Name of DTC Participant (broker-dealer at which account is maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

Tax Information

If the Purchaser is a “U.S. person” he, she or it must complete and sign IRS Form W-9 (or Substitute Form W-9) to certify the Purchaser’s tax identification number. For federal tax purposes, you are considered a “U.S. person” if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in U.S. Treasury Regulations section 301.7701-7). A copy of IRS Form W-9 is attached for your convenience as Annex II hereto.

If the Purchaser is not a “U.S. person,” complete and sign an applicable IRS Form W-8. IRS Forms W-8 may be obtained at www.irs.gov or by calling 1-800-829-3676.

Failure to provide a properly completed and signed IRS Form W-9 (or Substitute Form W-9) or a properly completed and signed IRS Form W-8 may result in backup withholding under federal tax laws on any portion of the Purchase Price which is returned to the Purchaser and may result in a penalty imposed by the IRS.

Delivery of Warrants

The Warrants purchased by the Purchaser in connection with the purchase of the Shares hereunder shall be delivered to the Purchaser at the address set forth above within five (5) business days of the Closing Date.

Agreed and Accepted

this     day of             , 2012:

INTERNATIONAL STEM CELL CORPORATION

By:
Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

Capitalized terms used but not defined on this Annex I shall have the meanings ascribed to such terms in the Subscription Agreement to which this Annex is attached.

1. Authorization and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Issuer has authorized the sale of the Shares and Warrants.

2. Agreement to Sell and Purchase the Shares and Warrants.

2.1 At the Closing (as defined in Section 3.1), the Issuer will sell to the Purchaser, and the Purchaser will purchase from the Issuer, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares and Warrants are attached as Annex I (the “Signature Page”) for the Aggregate Purchase Price set forth on the Signature Page.

2.2 The Issuer proposes to enter into substantially this same form of Subscription Agreement with certain other purchasers (the “Other Purchasers”) and expects to complete sales of Shares and Warrants to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3. Placement Agent.

3.1 The Purchaser acknowledges that (a) the Issuer has retained CRT Capital Group, LLC (the “Placement Agent”) to act as exclusive placement agent in connection with the Offering, (b) the Offering is not being underwritten by the Placement Agent, (c) the Issuer has agreed to pay the Placement Agent a cash fee and warrants to purchase shares of Common Stock in respect of the sale of the Shares and Warrants to the Purchasers, and (d) the Placement Agent has not been retained to negotiate the Purchase Price of the Shares and Warrants, and that the Purchase Price has been determined by discussions and arms-length negotiations between the Issuer and the Purchaser.

3.2 The Issuer has entered into a Placement Agent Agreement, dated [—], 2012 (the “Placement Agent Agreement”), with the Placement Agent that contains certain representations and warranties of the Issuer, each of which may be relied upon by the Purchaser as if fully set forth herein. Without limiting the foregoing, it is specifically agreed that the Purchaser shall be a third party beneficiary of the representations and warranties of the Issuer set forth in the Placement Agent Agreement.

4. Closing and Delivery of the Shares, Warrants and Funds.

4.1 Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Issuer and the Placement Agent, and of which the Purchasers will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing: (a) the Issuer shall cause the Transfer Agent to deliver to the Purchaser the number of Shares set forth on the Signature Page registered in the name of the Purchaser or, if so indicated on the Signature Page, in the name of a nominee designated by the Purchaser, (b) the Issuer shall cause to be delivered to the Purchaser a Warrant to purchase a number of Warrant Shares as set forth on the signature page and (c) the aggregate purchase price for the Shares and Warrants being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to the Issuer.

4.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Issuer’s Obligations. The Issuer’s obligation to issue and sell the Shares and Warrants to the Purchaser shall be subject to: (i) the receipt by the Issuer of the aggregate purchase price for the Shares being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Purchaser, and (iii) the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing Date.

(b) Conditions to the Purchaser’s Obligations. The Purchaser’s obligation to purchase the Shares and Warrants will be subject to the accuracy of the representations and warranties made by the Issuer, and the fulfillment of those undertakings of the Issuer to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agent Agreement, and to the condition that the Placement Agent shall not have: (i) terminated the Placement Agent Agreement pursuant to the terms thereof, or (ii) determined that the conditions to closing in the Placement Agent Agreement have not been satisfied. The Purchaser’s obligations are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares and Warrants that they have agreed to purchase from the Issuer, it being understood that there is no minimum number of Shares and Warrants that the Issuer is required to sell in the Offering. The Purchaser understands and agrees that, in the event the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agent Agreement have not been satisfied or if the Placement Agent Agreement may be terminated for any other reason permitted by the Placement Agent Agreement, then the Placement Agent may, but shall not be obligated to, terminate the Placement Agent Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 15 below.

5. Representations, Warranties and Covenants of the Purchaser.

The Purchaser acknowledges, represents and warrants to, and agrees with, the Issuer and the Placement Agent that:

5.1 The Purchaser: (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares and Warrants, including investments in securities issued by the Issuer and investments in comparable companies, (b) has answered all questions on the Signature Page and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Shares and Warrants set forth on the Signature Page, has received and is relying only upon the Disclosure Package (including the documents incorporated by reference therein) and the Offering Information.

5.2 The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity, and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

5.3 The Purchaser understands that nothing in this Agreement, the Disclosure Package, the Prospectus, the Offering Information or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares and Warrants constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. The Purchaser also understands that the Common Stock is not listed for trading on any securities exchange and that the Issuer is under no obligation to list the Common Stock on any securities exchange.

5.4 The Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the purchase and sale of the Shares and Warrants, except as set forth or incorporated by reference in the Prospectus or any Issuer Free Writing Prospectus.

5.5 No action has been or will be taken in any jurisdiction outside the United States by the Issuer or the Placement Agent that would permit an offering of the Shares and Warrants, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required.

5.6 Since the date on which the Placement Agent first contacted the Purchaser about the Offering, the Purchaser has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors for the purpose of assessing an investment in the Shares and Warrants who are bound by agreements or duties of confidentiality) and has not engaged in any purchases or sales involving the securities of the Issuer (including, without limitation, any Short Sales involving the Issuer’s securities). The Purchaser covenants that it will not engage in any purchases or sales involving the securities of the Issuer (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Purchaser agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

6. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Issuer and the Purchaser herein will survive the execution of this Agreement, the delivery to the Purchaser of the Shares and Warrants being purchased and the payment therefor. It is specifically agreed that the Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Purchaser in Section 5 hereof.

7. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a) if to the Issuer, to:

International Stem Cell Corporation

5950 Priestly Drive

Carlsbad, CA 92008

Attention: Chief Executive Officer

Fax: (            )             -

and

DLA Piper LLP (US)

4365 Executive Drive, Suite 1100

San Diego, CA 92121-2133

Attention: Douglas Rein, Esq.

Fax: (858) 638-5043

(b) if to the Purchaser, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Issuer in writing.

8. Amendments; Waivers. This Agreement may only be amended or modified in writing, signed by each of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

9. Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

10. Severability. The invalidity or unenforceability of any section, clause or provision of this Agreement (including any section, clause or provision of this Annex I) shall not affect the validity or enforceability of any other section, clause or provision hereof. If any section, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

11. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof. The Issuer and the Purchaser acknowledge and agree that the Issuer shall deliver its counterpart to the Purchaser along with the Prospectus Supplement (or the filing by the Issuer of an electronic version thereof with the Commission).

13. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

14. Confirmation of Sale. The Purchaser acknowledges and agrees that such Purchaser’s receipt of the Issuer’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Issuer of an electronic version thereof with the Commission), shall constitute written confirmation of the Issuer’s sale of the Shares to such Purchaser.

15. Termination. In the event that the Placement Agent Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

ANNEX II

IRS FORM W-9